Exhibit 32

Wheeler Real Estate Investment Trust, Inc.
Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Wheeler Real Estate Investment Trust, Inc. (the “Company”) on Form 10-Q for the three months ended March 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jon S. Wheeler, Chairman of the Board and Chief Executive Officer of the Company, and I, Wilkes J. Graham, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 2, 2017
/s/ JON S. WHEELER
Jon S. Wheeler
Chairman of the Board and Chief Executive Officer

/s/ WILKES J. GRAHAM
Wilkes J. Graham
Chief Financial Officer